UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2024

Pioneer Bancorp, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38991	83-4274253
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

652 Albany Shaker Road, Albany, New York	12211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 730-3025

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	PBFS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Pioneer Bank, the wholly owned subsidiary of Pioneer Bancorp, Inc. (the “Company”), is moving the Pioneer Bank 401(k) Savings Plan (the “401(k) Plan”) from Pentegra to Empower as the custodian and third party recordkeeper. As a result of the planned move, there will be a blackout period beginning at the end of the day on March 6, 2024 and expected to end during the week of April 5, 2024.  During the blackout period, participants in the 401(k) Plan will be temporarily unable to make changes to their individual accounts, obtain distributions or loans from the 401(k) Plan, or direct or diversify the assets held in their individual accounts.  Participants in the 401(k) Plan were notified of the blackout period on February 6, 2024.

As a result of the foregoing, on February 7, 2024, the Company sent a Blackout Notice Concerning Limitations on Trading in Pioneer Bancorp, Inc. Equity Securities (the “Notice”) to all of its directors and executive officers informing them that a blackout period with respect to directors and executive officers is expected to be in effect beginning at the end of the day on March 6, 2024 and ending the week of April 5, 2024.

The Notice was provided to the Company’s directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR.  A copy of the Notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions. Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Blackout Notice Concerning Limitations on Trading in Pioneer Bancorp, Inc. Equity Securities to Executive Officers and Directors of Pioneer Bancorp, Inc.
104.1	Cover Page for this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PIONEER BANCORP, INC.
DATE: February 8, 2024	By:	/s/ Thomas L. Amell
Thomas L. Amell
President and Chief Executive Officer